Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Critical Accounting Policies

1.1 — Critical Accounting Policies

Our accounting policies, which we have applied consistently, are described below. However, the accounting policies related to the accounts impacted by the judgments and estimates described below are particularly important to reflect our financial position and results of operations. As we must exercise significant judgment when we apply these policies, their application is subject to an inherent degree of uncertainty.

Those accounting policies are consistent with those used to prepare our consolidated financial statements as of December 31, 2016, except for the first adoption of the following Standards, Amendments, and Interpretations:

•	Amendments to IAS 7 — Disclosure initiative

•	Amendments to IAS 12 — Recognition of deferred tax assets for unrealized losses

The adoption of these Standards, Amendments, and Interpretations had no impact on the Group’s financial statements.

The Group decided not to early adopt those Standards, Amendments and Interpretations that the European Union adopted but that were not effective as of December 31, 2017, namely:

•	IFRS 9 — Financial instruments

•	IFRS 15 — Revenue from Contracts with Customers

•	IFRS 16 — Leases

•	Annual Improvements (2014-2016)

•	Amendments to IFRS 15 — Revenue from Contracts with Customers

•	Amendments to IFRS 2 — Share-based payment

The applications of IFRS 15 (Revenue from Contracts with Customers) and IFRS 9 (Financial instruments) are described below.

A first analysis of the application of IFRS 16 (Leases) is described below.

At the date of issuance of these consolidated financial statements, the following Standards, Amendments, and Interpretations were issued but not yet adopted by the European Union and were thus not effective:

•	Amendments to IAS 28 — Long-term interests in associates and joint ventures

•	Amendments to IFRS 9 — Prepayment features with negative compensation and modifications of financial liabilities

•	Amendments to IAS 19 — Employee Benefits

•	Annual Improvements (2015-2017)

•	IFRIC 22 — Foreign Currency Transactions and Advance Consideration

•	IFRIC 23 — Uncertainty over income tax treatments

We are currently reviewing these Standards, Amendments, and Interpretations to measure their potential impact on our consolidated financial statements.

IFRS 15 — Revenue from Contracts with Customers

The IASB issued a new revenue recognition standard, IFRS 15, replacing all existing IFRS standards on revenues. This standard is effective on January 1, 2018 with a full retrospective application (i.e. financial statements must be presented as if this standard had always been in force) or limited retrospective application (i.e. with cumulative impact reflected in the opening statement of financial position of the year of first adoption). CGG will implement IFRS 15 on January 1, 2018 with limited retrospective application.

IFRS 15 defines the framework of revenue recognition as a five step process: i) identify the contract, ii) identify the performance obligations, iii) determine the transaction price, iv) allocate the transaction price, v) recognize revenue. The second step still allows the revenue recognition over time provided certain criteria are met, depending on how control of the goods or services provided is transferred to the customer.

The Group analyzed this new standard at the corporate level starting in 2014. Because CGG includes various business lines and considering that the application of this new standard requires significant familiarity with operations the Group initiated a bottom up assessment in June 2016 with the aim to go through the five steps of the standard for each business line.

CGG does not expect significant changes in revenue recognition policies for exclusive surveys sales and after-sales of multi-client surveys.

Revenue recognition for multi-clients original participants contracts (formerly ‘pre-commitments’) has been subject to an in-depth analysis of the industry practice and of the multi-client business model with CGG’s auditors. In line with what was disclosed recently by other seismic players, a preliminary analysis, based purely on IFRS 15 form and applied to present contracts letter, is showing that there is a high risk that all the revenues related to multi-clients original participants contracts would have, under the new norm, to be recognized only at delivery of the final processed data, which may be more than one year after acquisition of the data. Subject to certain contractual documentation improvements and clarifications and consistent with former accounting applied throughout the seismic industry that differentiates original participants from after sales revenue recognition, CGG concluded that original participants contracts contain two different performance obligations. The first is an obligation to provide services for which revenue should be recognized over time based on the data acquisition and processing progress of the survey. The second obligation is to deliver the license for the final processed data, for which revenue should be recognized at final delivery. The value of the license delivery would represent 10% of the total contract on average, potentially rising to 20% or falling to 5% depending on the complexity level of the survey. This conclusion has been shared and discussed with other seismic companies. However, this conclusion has not yet been endorsed CGG’s auditors and the regulators of the financial markets where CGG securities are publicly listed.

The Group’s revenues related to multi-client original participants amounted to US$269 million in 2017.

IFRS 9 — Financial instruments

IFRS 9 issued on July 24, 2014 will replace IAS 39—Financial Instruments: Recognition and Measurement. The Group is required to adopt IFRS 9 Financial Instruments from January 1, 2018. IFRS 9 application will have no material impact on the Group consolidated Financial Statements.

Impairment of financial assets and contract assets

IFRS 9 introduces a new forward-looking “expected loss” impairment model which will replace the existing “incurred loss” impairment model. The Group has assessed the actual credit losses experienced over the past several years. Since our customers are generally large national or international oil and gas companies our credit losses were insignificant over those years and we estimate that the application of IFRS 9’s “expected loss” impairment model would not generate material differences as compared to the existing model. As a result, the Group will continue using the current impairment model and will continue to regularly monitor the absence of material credit losses.

First analysis of the application of IFRS 16 — Leases, applicable as from January 1, 2019 (approved by the European Union in November 2017)

IFRS 16 standard updates the accounting of leases, mainly for lessees. All leases will have to be on balance-sheet by recognizing the present value of the lease payments over the expected lease term and a corresponding right-of-use asset. Short-term leases and leases of low-value assets are exempted from this requirement.

CGG, as a lessee, will have to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments.

The inventory of the Group leases and the assessment of IFRS 16 impact on our consolidated financial statements are in progress.

Use of judgment and estimates

1.2 — Use of judgment and estimates

The preparation of consolidated financial statements in accordance with IFRS requires management to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates due to the change in economic conditions, changes in laws and regulations, changes in strategy and the inherent imprecision associated with the use of estimates.

Key judgments and estimates used in the financial statements are summarized in the following table:

Note	Judgments and estimates	Key assumptions
Note 1.3	Going concern	Assessment of going concern considering financial restructuring progress

Note 2	Fair value of assets and liabilities acquired through purchase accounting	Pattern used to determine the fair value of assets and liabilities

Note 3	Recoverability of client receivables	Assessment of clients’ credit default risk

Notes 7 and 8	Valuation of investments	Financial assets fair value Equity method companies fair value

Note 10	Amortization and impairment of multi-client surveys	Expected margin rate for each category of surveys

Note 10	Depreciation and amortization of tangible and intangible assets	Assets useful lives

Note 11	Recoverable value of goodwill and intangible assets	Expected geophysical market trends and timing of recovery Discount rate (WACC)

Note 13	Classification of financial debt as current or non-current	Progress of the negotiations on Financial Restructuring

Note 16	Post-employment benefits	Discount rate Participation rate to post employment benefit plans Inflation rate

Note 16	Provisions for restructuring and onerous contracts	Assessment of future costs related to restructuring plans and onerous contracts

Note 16	Provisions for risks, claims and litigations	Assessment of risks considering court rulings and attorney’s positions

Note 19	Revenue recognition	Contract completion rates Assessment of fair value of customer loyalty programs Assessment of fair value of contracts identifiable parts

Note 20	Development costs	Assessment of future benefits of each project

Note 24	Deferred tax assets	Hypothesis supporting the achievement of future taxable benefits

Going concern assumptions

1.3 — Going concern assumptions

The consolidated financial statements as of December 31, 2017 were approved by the Board of Directors on March 8, 2018 on a going concern basis.

The main steps of the implementation of the restructuring plan were implemented successfully (see note 2 for more detail) and the legal proceedings that have been initiated relating to the French safeguard procedure and to the US Chapter 11 procedure are terminated. On February 21, 2018, CGG finalized the implementation of its financial restructuring plan, which meets the Company’s objectives of strengthening its balance sheet and providing financial flexibility to continue investing in the future. This plan comprised (i) the equitization of all the unsecured senior debt, (ii) the extension of the maturities of the secured senior debt and (iii) the provision of additional liquidity (c. US$305m after partial repayment of the secured senior debt) to meet various business scenarios.

The Board of Directors considered that (i) the Group no longer faces material uncertainties that may cast doubt upon its ability to continue as a going concern and that (ii) the Group’s liquidity and cash flow are sufficient to meet our expected cash requirements until at least December 31, 2018.

Having considered the above, the Board of Directors concluded that preparing the December 31, 2017 consolidated financial statements on a going concern basis is an appropriate assumption.

Basis of consolidation

1 — Basis of consolidation

Our consolidated financial statements include CGG S.A. and all its subsidiaries.

Subsidiaries are fully consolidated from the date of acquisition, being the date on which we obtain control, and continue to be consolidated until the date when such control ceases. Control is achieved when we are exposed or have rights to variable returns from our involvement with the investee and have the ability to affect those returns through our power over the investee. When we have less than a majority of the voting or similar rights of an investee, we consider all relevant facts and circumstances in assessing whether we have power over the investee, including contractual arrangements with the other holders or potential voting rights.

The financial statements of the subsidiaries are prepared for the same reporting period as the parent company, using consistent accounting policies. All intra-group balances, transactions, unrealized gains and losses resulting from intra-group transactions and dividends are eliminated in full.

Losses within a subsidiary are attributed to the non-controlling interest even if that results in a deficit balance. A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If we lose control over a subsidiary, we:

•	derecognize the assets (including goodwill) and liabilities of the subsidiary,

•	derecognize the carrying amount of any non-controlling interest,

•	derecognize the cumulative translation differences, recorded in equity,

•	recognize the fair value of the consideration received,

•	recognize the fair value of any investment retained,

•	recognize any surplus or deficit in profit or loss, and

•	reclassify the parent’s share of components previously recognized in other comprehensive income to profit or loss or retained earnings, as appropriate.

We use the equity method for investments classified as joint venture. A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.

Foreign currency

2 — Foreign currency

Effective January 1, 2012, we changed the presentation currency of our consolidated financial statements from the euro to the US dollar to better reflect the profile of our revenues, costs and cash flows, which are primarily generated in US dollars, and hence, to better present the financial performance of the Group.

The financial statements of all of our subsidiaries are maintained in the local currency, with the exception of the financial statements of subsidiaries for which the functional currency is not the local currency. The functional currency is the currency in which they primarily conduct their business. Goodwill attributable to subsidiaries is accounted for in the functional currency of the applicable entities.

When translating the financial statements of subsidiaries to US dollars, year-end exchange rates are applied to the statement of financial position items, while average annual exchange rates are applied to income statement items. Adjustments resulting from this process are recorded in a separate component of shareholders’ equity.

With respect to affiliates accounted for using the equity method, the effects of exchange rates changes on the net assets of the affiliates are recorded in a separate component of shareholders’ equity.

Transactions denominated in currencies other than the functional currency of a given entity are recorded at the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies other than the functional currency are revalued at year-end exchange rates and any resulting unrealized exchange gains and losses are included in income. Unrealized exchange gains and losses arising from monetary assets and liabilities for which settlement in neither planned nor likely to occur in the foreseeable future are recorded in a separate component of shareholder’s equity.

Business combinations

3 — Business combinations

Business combinations are accounted for using the acquisition method. The cost of an acquisition is measured as the aggregate of the consideration transferred, measured at acquisition date fair value and the amount of any non-controlling interest in the acquiree. For each business combination, we measure the non-controlling interest in the acquiree either at fair value or at the proportionate share in the recognized amounts of the acquiree’s identifiable net assets. Acquisition costs incurred are expensed and included in administrative expenses.

If the business combination is achieved in stages, the acquisition date fair value of the acquirer’s previously held equity interest in the acquiree is remeasured to fair value at the acquisition date through profit or loss. Any contingent consideration to be transferred by us will be recognized at fair value at the acquisition date. Subsequent changes to the fair value of the contingent consideration which is deemed to be a financial instrument will be recognized in accordance with IAS 39 either in profit or loss or as a change in other comprehensive income. If the contingent consideration is classified as equity, it should not be remeasured until it is finally settled within equity. Goodwill is initially measured at cost being the excess of the aggregate of the consideration transferred measured at fair value and the amount recognized for non-controlling interest over the net identifiable assets acquired and liabilities assumed.

If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized in profit or loss.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

Where goodwill forms part of a cash-generating unit and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of in this circumstance is measured based on the relative values of the operation disposed of and the portion of the cash-generating unit retained.

Operating revenues

4 — Operating revenues

Operating revenues are recognized when they can be measured reliably, and when it is likely that the economic benefits associated with the transaction will flow to the entity, which is at the point that such revenues have been realized or are considered realizable.

•	Multi-client surveys

Revenues related to multi-client surveys result from (i) pre-commitments and (ii) licenses after completion of the surveys (“after-sales”).

Pre-commitments — generally, we obtain commitments from a limited number of customers before a seismic project is completed. These pre-commitments cover part or all of the survey area blocks. In return for the commitment, the customer typically gains the right to direct or influence the project specifications, advance access to data as it is being acquired, and favorable pricing.

We recognize pre-commitments as revenue when production has started based on the physical progress of the project, as services are rendered.

After sales — generally, we grant a license entitling non-exclusive access to a complete and ready for use, specifically defined portion of our multi-client data library in exchange for a fixed and determinable payment. We recognize after sales revenue upon the client executing a valid license agreement and being granted access to the data.

In case after sales agreements contain multiple deliverable elements, the revenue is allocated to the various elements based on specific objective evidence of fair value, regardless of any separate allocations stated within the contract for each element.

After sales volume agreements — we enter into a customer arrangement in which we agree to grant licenses to the customer for access to a specified number of blocks of the multi-client library. These arrangements typically enable the customer to select and access the specific blocks for a limited period of time. We recognize revenue when the blocks are selected and the client has been granted access to the data and if the corresponding revenue can be reliably estimated.

•	Exclusive surveys

In exclusive surveys, we perform seismic services (acquisition and processing) for a specific customer. We recognize proprietary/contract revenues as the services are rendered. Revenue is recognized using the percentage of completion method (or “proportional performance method”).

The billings and the costs related to the transit of seismic vessels at the beginning of the survey are deferred and recognized over the duration of the contract by reference to the technical stage of completion.

In some exclusive survey contracts and a limited number of multi-client survey contracts, we are required to meet certain milestones. We defer recognition of revenue on such contracts until all milestones before which the customer has a right of cancellation or refund of amounts paid have been achieved.

•	Equipment sales

We recognize revenues on equipment sales upon delivery to the customer when risks and rewards are fully transferred. Any advance billings to customers are recorded in current liabilities.

•	Software and hardware sales

We recognize revenues from the sale of software and hardware products following acceptance of the product by the customer at which time we have no further significant vendor obligations remaining. Any advance billings to customers are recorded in current liabilities.

If an arrangement to deliver software, either alone or together with other products or services, requires significant production, modification, or customization of software, the entire arrangement is accounted for as a production-type contract, i.e. using the percentage of completion method.

If the software arrangement provides for multiple deliverables (e.g. upgrades or enhancements, post-contract customer support such as maintenance, or services), the revenue is allocated to the various elements based on specific objective evidence of fair value, regardless of any separate allocations stated within the contract for each element.

Maintenance revenues consist primarily of post contract customer support agreements and are recorded as advance billings to customers and recognized as revenue on a proportional performance basis over the contract period.

•	Other geophysical sales/services

Revenues from our other geophysical sales/services are recognized as the services are performed and, when related to long-term contracts, using the proportional performance method of recognizing revenues.

•	Customer loyalty programs

We may grant award credits to our main clients. These award credits are contractually based on cumulative services provided during the calendar year and attributable to future services.

These credits are considered as a separate component of the initial sale and measured at their fair value by reference to the contractual rates and the forecasted cumulative revenues for the calendar year. These proceeds are recognized as revenue only when the obligation has been fulfilled.

Cost of net financial debt

5 — Cost of net financial debt

Cost of net financial debt includes expenses related to financial debt, composed of bonds, the debt component of convertible bonds, bank loans, capital-lease obligations and other financial borrowings, net of income provided by cash and cash equivalents.

Borrowing costs that relate to assets that take a substantial period of time to get ready for use or sale are capitalized as part of the acquisition cost of such assets.

Income taxes and deferred taxes

6 — Income taxes and deferred taxes

Income taxes includes all tax based on taxable profit.

Deferred taxes are recognized on all temporary differences between the carrying value and the tax value of assets and liabilities, as well as on carry-forward losses, using the balance sheet liability method. Deferred tax assets are recognized only when their recovery is considered as probable or when there are existing taxable temporary differences, of an appropriate type, that reverse in an appropriate period. When tax laws limit the extent to which unused tax losses can be recovered against future taxable profits in each year, the amount of deferred tax assets recognised from unused tax losses as a result of suitable existing taxable temporary differences is restricted as specified by the tax law.

Deferred tax liabilities are recognized on intangible assets identified and recognized as part of business combinations (technological assets, customer relationships).

Deferred tax assets and deferred tax liabilities are not discounted.

Intangible and tangible assets

7 — Intangible and tangible assets

In accordance with IAS 16 “Property, Plant and equipment” and IAS 38 “Intangible assets” only items for which cost can be reliably measured and for which the future economic benefits are likely to flow to us are recorded in our consolidated financial statements.

•	Property, plant and equipment

Property, plant and equipment are valued at historical cost less accumulated depreciation and impairment losses. Depreciation is generally calculated over the following useful lives:

— equipment and tools	3 to 10 years
— vehicles	3 to 5 years
— aircrafts	5 to 10 years
— seismic vessels	12 to 30 years
— buildings for industrial use	20 years
— buildings for administrative and commercial use	20 to 40 years

Depreciation expense is determined using the straight-line method.

We include residual value, if significant, when calculating the depreciable amount. We segregate tangible assets into their separate components if there is a significant difference in their expected useful lives, and depreciate them accordingly.

•	Lease agreements

Assets under a finance lease agreement or a long-term lease agreement that transfers substantially all the risks and rewards incidental to ownership to the Group are accounted for as fixed assets at the commencement of the lease term, at amounts equal to the fair value of the leased property or, if lower, the present value of the minimum lease payments, each determined at the inception of the lease. Minimum lease payments are apportioned between the finance charge and the reduction of the outstanding liability and the finance charge is allocated to each period during the lease term so as to produce a constant periodic rate of interest on the remaining balance of the liability. Assets under finance lease are depreciated over the shorter of its useful life and the lease term, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term. Depreciation is determined on the same basis as owned-assets and is included in depreciation expense.

Rent payments under operating leases are recognized as operating expenses on a straight-line basis over the lease term.

•	Goodwill

Goodwill is determined according to IFRS 3 Revised — Business Combinations. Goodwill is not amortized but subject to an impairment test at least once a year at the statement of financial position dates or when a triggering event occurs.

•	Multi-client surveys

Multi-client surveys consist of seismic surveys to be licensed to customers on a non-exclusive basis. All costs directly incurred in acquiring, processing and otherwise completing seismic surveys are capitalized into the multi-client surveys (including transit costs when applicable). The carrying amount of our multi-client library is stated on our statement of financial position at the aggregate of those costs less accumulated amortization. Whenever there is an indication that a survey may be impaired, an impairment test is performed. A systematic impairment test of all delivered surveys is performed at least for the yearly closing.

Each survey is amortized in a manner that reflects the pattern of consumption of its economic benefits during both prefunding and after-sale periods. An amortization rate of 80% corresponding to the ratio of capitalized costs to total expected sales over the accounting life of the survey is applied to each normative sale, unless specific indications lead to application of a different rate. If that is the case, the amortization rate is adjusted to reflect the commercial effects of price elements. Given the life cycle of a multi-client project, our surveys are generally fully amortized or impaired within five years after delivery.

Multi-client surveys are classified into a same category when they are located in the same area with the same estimated sales ratio—with such estimates generally relying on historical patterns.

•	Development costs

Expenditures on research activities undertaken with the prospect of gaining new scientific or technological knowledge and understanding are recognized in the income statement as expenses as incurred and are presented as “Research and development expenses — net”. Expenditures on development activities, whereby research findings are applied to a plan or design for the production of new or substantially improved products and processes, are capitalized if:

•	the project is clearly defined, and costs are separately identified and reliably measured,

•	the product or process is technically and commercially feasible,

•	we have sufficient resources to complete development, and

•	the intangible asset is likely to generate future economic benefits, either because it is useful to us or through an existing market for the intangible asset itself or for its products.

The expenditures capitalized include the cost of materials, direct labor and an appropriate proportion of overhead. Other development expenditures are recognized in the income statement as expenses as incurred and are presented as “Research and development expenses — net”.

Capitalized development expenditures are stated at cost less accumulated amortization and impairment losses.

Capitalized development costs are amortized over 5 years.

Research and development expenses in our income statement represent the net cost of development costs that are not capitalized, of research costs, offset by government grants acquired for research and development.

•	Other intangible assets

Other intangible assets consist primarily of customer relationships, technology and trade name acquired in business combinations. Customer relationships are generally amortized over periods ranging from 10 to 20 years and acquired technology are generally amortized over periods ranging from 5 to 10 years.

•	Impairment

The carrying values of our assets (excluding inventories, assets arising from construction contracts, non-current assets classified as held for sale in accordance with IFRS 5, deferred tax assets, assets arising from employee benefits and financial assets) are reviewed at each statement of financial position date or if any indication exists that an asset may be impaired, in compliance with IAS 36 “Impairment of assets”. Factors we consider important that could trigger an impairment review include the following:

•	significant underperformance relative to expected operating results based upon historical and/or projected data,

•	significant changes in the manner of our use of the tested assets or the strategy for our overall business, and

•	significant negative industry or economic trends.

The recoverable amount of tangible and intangible assets is the greater of their net fair value less costs of disposal and value in use.

Goodwill, assets that have an indefinite useful life and intangible assets are allocated to cash generating units or groups of cash generating units. We estimate the recoverable amount of these cash generating units at each statement of financial position closing date and whenever any indication exists that the cash generating unit may be impaired.

We determine the value in use by estimating future cash flows expected from the assets or from the cash generating units, discounted to their present value using the sector weighted average cost of capital (WACC) estimated on a yearly basis by the Group. When the recoverable value retained is a fair value less cost of disposal, the fair value is determined by reference to an active market.

We recognize an impairment loss whenever the carrying amount of an asset exceeds its recoverable amount. For an asset that does not generate largely independent cash inflows, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

Impairment losses are recognized in the statement of operations. Impairment losses recognized in respect of a group of non-independent assets allocated to a cash-generating unit are allocated first to reduce the carrying amount of any goodwill allocated to cash-generating units (group of units) and then, to reduce the carrying amount of the other assets in the unit (group of units) on a pro rata basis provided that the carrying amount of an individual asset is not reduced below its value in use or fair value less costs of disposal.

A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized. The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation or amortization, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in the income statement unless the asset is carried at a revalued amount, in which case the reversal is treated as a revaluation increase.

Impairment losses recognized on goodwill cannot be reversed.

•	Assets held for sale

Assets classified as assets held for sale correspond to non-current assets for which the net book value will be recovered by a sale rather than by their use in operations. Assets held for sale are valued at the lower of historical cost and fair value less cost to sell.

Investments in companies under equity method

8 — Investments in companies under equity method

Under the equity method, the investments in our associates or joint ventures are carried in the statement of financial position at cost plus post acquisition changes in our share of net assets of the associates or joint ventures. Goodwill relating to the associates is included in the carrying amount of the investment and is neither amortized nor individually tested for impairment.

After application of the equity method, we determine whether it is necessary to recognize an additional impairment loss on our investment in the associates. We determine at each reporting date whether there is any objective evidence that the investments in our associates are impaired. If this is the case we calculate the amount of impairment as the difference between the recoverable amount of the associates and their carrying value and usually recognize the amount in the ‘share of profit of an associate’ in the statement of operations.

Upon loss of significant influence over the associate, we measure and recognize any retaining investment at its fair value. Any difference between the carrying amount of the associate upon loss of significant influence and the fair value of the retaining investment and proceeds from disposal is recognized in profit or loss.

From the date when an investment ceases to be an associate or a joint venture and becomes a financial asset we discontinue the use of the equity method. The retained interests are measured at fair value. We recognize in profit or loss any difference between (i) the fair value of any retained interest and any proceeds from disposing of a part interest in the associate or joint venture; and (ii) the carrying amount of the investment at the date the equity method was discontinued.

Investments and other financial assets

9 — Investments and other financial assets

Investments and other financial assets include investments in non-consolidated entities, loans and non-current receivables.

•	Investments in non-consolidated entities

In accordance with IAS 39 “Financial instruments”, we classify investments in non-consolidated entities as available-for-sale and therefore present them on the statement of financial position at their fair value. The fair value for listed securities is their market price at the statement of financial position date. If a reliable fair value cannot be established, securities are valued at historical cost.

Gains or losses on disposal of impaired investments in non-consolidated entities classified as available for sale are not recognized through profit and loss.

•	Loans and non-current receivables

Loans and non-current receivables are accounted for at amortized cost.

•	Impairment

We examine available-for-sale securities and other financial assets at each statement of financial position date to detect any objective evidence of impairment. Where this is the case, we record an impairment loss in the statement of operations.

Where there is objective evidence of impairment of an investment in a non-consolidated entity (for instance in case of significant or prolonged decline of the value of the asset) we record an irreversible impairment loss in the statement of operations.

•	Derecognition

We derecognize a financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) when:

•	The rights to receive cash flows from the asset have expired, or

•

We have transferred the rights to receive cash flows from the asset or have assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either (a) we have transferred substantially all the risks and rewards of the asset, or (b) we have neither transferred nor retained substantially all the risks and rewards of the asset, but have transferred control of the asset.

When we have transferred the rights to receive cash flows from an asset, we evaluate if and to what extent we have retained the risks and rewards of ownership. When we have neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the asset is recognized to the extent of our continuing involvement in the asset. In that case, we also recognize an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that we have retained.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that we could be required to repay.

Treasury shares

10 — Treasury shares

We value treasury shares at their cost, as a reduction of shareholders’ equity. Proceeds from the sale of treasury shares are included in shareholders’ equity and have no impact on the statement of operations.

Inventories

11 — Inventories

We value inventories at the lower of cost (including direct production costs where applicable) and net realizable value.

We calculate the cost of inventories on a weighted average price basis for our Equipment segment and on a first-in first-out basis for Contractual Data Acquisition and Geology, Geophysics & Reservoir (“GGR”) segments.

The additions and deductions in valuation allowances for inventories and work-in-progress are presented in the consolidated statements of operations as “Cost of sales”.

Trade accounts and Notes receivable

12 — Trade accounts and Notes receivable

In the Contractual Data Acquisition and Geology, Geophysics & Reservoir (“GGR”) segments, customers are generally large national or international oil and gas companies, which management believes reduces potential credit risk.

In the Equipment segment, a significant portion of sales is paid by irrevocable letters of credit.

The Group maintains an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. Credit losses have not been material for the periods presented and have consistently been within management’s expectations.

Recoverable costs and accrued profit not billed comprise amounts of revenue recognized under the percentage of completion method on contracts for which billings had not been presented to the contract owners. Such unbilled accounts receivable are generally billed over the 30 or 60 days after services has been delivered.

Provisions

13 — Provisions

We record a provision when the Group has a present obligation (legal or constructive) as a result of a past event for which it is probable that an outflow of resources embodying economic benefits (that can be reliably determined) will be required to settle the obligation.

•	Onerous contracts

We record a provision for onerous contracts equal to the excess of the unavoidable costs of meeting the obligations under the contract over the economic benefits expected to be received under it, as estimated by the Group.

•	Pension, post-employment benefits and other post-employment benefits

We record obligations for contributions to defined contribution pension plans as an expense in the income statement as incurred. We do not record any provision for such plans as we have no further obligation.

Our net obligation in respect of defined benefit pension plans is calculated separately for each plan by estimating the amount of future benefit that employees have earned in return for their service in the current and prior periods. We perform the calculation by using the projected unit credit method.

•	That benefit is discounted to determine its present value, and the fair value of any plan assets is deducted.

•	Net interest is calculated by applying the discount rate to the net defined benefit liability or asset. Interest is recorded in the profit and loss.

•	Unvested past services costs are recognized immediately if the benefits have vested immediately following the introduction of, or changes to, a pension plan.

•	We record actuarial gains and losses on defined benefits plans directly in equity.

Financial debt

14 — Financial debt

Financial debt is accounted for:

•	As of the date of issuance, at the fair value of the consideration received, less issuance fees and/or issuance premium;

•

Subsequently, at amortized cost, corresponding to the fair value at which it is initially recognized, less repayments at the nominal amount and increased or decreased for the amortization of all differences between this original fair value recognized and the amount at maturity; differences between the initial fair value recognized and the amount at maturity are amortized using the effective interest rate method.

Convertible debt

15 — Convertible debt

•

The Company recognizes separately the components of convertible debt as respectively (i) a financial liability and (ii) an option to the holder of the instrument to convert it into an equity instrument of the Company.

•

The Company first determines the carrying amount of the liability component by measuring the fair value of a similar liability (including any embedded non-equity derivative features) that does not have an associated equity component.

•

The carrying amount of the equity instrument represented by the option to convert the instrument into ordinary shares is then determined by deducting the fair value of the financial liability from the fair value of the compound financial instrument as a whole. The carrying amount is presented net of associated deferred taxes.

•	The sum of the carrying amounts assigned to the liability and equity components on initial recognition is always equal to the fair value that would be ascribed to the instrument as a whole.

Derivative financial instruments

16 — Derivative financial instruments

We use over-the-counter derivative financial instruments to hedge our exposure to foreign exchange fluctuations from operational, financing and investment activities denominated in a currency different from the functional currency. In accordance with our treasury policy, we do not hold or issue derivative financial instruments for trading purposes. However, derivatives that do not qualify for hedge accounting are accounted for as trading instruments in “Other financial income (loss)”.

Over-the-counter derivatives are entered into in the frame master agreements that provide a right of set-off in the event of default, insolvency or bankruptcy of one of the parties to the agreement (those netting agreements do not fulfill IAS 32 criteria to offset the fair value of derivatives on the balance sheet).

Exchange gains or losses on foreign currency financial instruments that represent the efficient portion of an economic hedge of a net investment in a foreign subsidiary are reported as translation adjustments in shareholder’s equity under the line item “Cumulative translation adjustments”, the inefficient portion being recognized in the statement of operations. The cumulative value of foreign exchange gains and losses recognized directly in equity will be transferred to statement of operations when the net investment is sold.

Derivative financial instruments are stated at fair value. The gain or loss on reassessment to fair value is recognized immediately in the statement of operations. However, where derivatives qualify for cash flow hedge accounting, we account for changes in the fair value of the effective portion of the hedging instruments in shareholder’s equity. The ineffective portion is recorded in “Other financial income (loss)”. Amounts recorded in other comprehensive income are reclassified into the statement of operations when the hedged risks impact the statement of operations.

When derivatives do not qualify for cash flow hedge accounting, we account for changes in the fair value into the statement of operations in “Other financial income (loss)”.

Cash flow statement

17 — Cash flow statement

The cash flows of the period are presented in the cash flow statement within three activities: operating, investing and financing activities:

•	Operating activities

Operating activities are the principal revenue-producing activities of the entity and other activities that are not investing or financing activities.

•	Investing activities

Investing activities are the acquisition and disposal of long-term assets and other investments not included in cash equivalents. When a subsidiary is acquired, a separate item, corresponding to the consideration paid net of cash and cash equivalents held by the subsidiary at the date of acquisition, provides the cash impact of the acquisition.

Investments in multi-client surveys are presented net of depreciation and amortization capitalized in multi-client surveys, in order to reflect actual cash outflows. Depreciation and amortization capitalized in multi-client surveys are also restated in operating activities.

•	Financing activities

Financing activities are activities that result in changes in the size and composition of the contributed equity and borrowings of the entity.

They include the cash impact of financial expenses.

•	Cash and cash equivalents

Cash and cash equivalents in the consolidated statement of financial position comprise cash at banks and on hand and short-term deposits with a maturity of three months or less that are readily convertible to known amounts of cash

Share-based payments, including stock options

18 — Share-based payments, including stock options

Employees (including senior executives) of the Group receive remuneration in the form of share-based payments. These rights can be settled either in equity (equity-settled transactions) or in cash (cash-settled transactions).

•	Equity-settled transactions

We include stock options granted to employees in the financial statements using the following principles: the stock option’s fair value is determined on the grant date and is recognized in personnel costs, with a corresponding increase in equity, on a straight-line basis over the period between the grant date and the end of the vesting period. We calculate stock option fair value using the Black-Scholes mathematical model.

•	Cash-settled transactions

The cost of cash-settled transactions is measured initially at the grant date using a binomial model. A provision is recognized over the period until the vesting date. This liability is re-measured to fair value at each reporting date up to and including the settlement date, which changes in fair value recognized in the statement of operations.

Grants

19 — Grants

Government grants, including non-monetary grants at fair value, are not recognized until there is reasonable assurance that the entity will comply with the conditions of the grant and that the grants will be received.

Government grants are recognized as income over the periods necessary to match them with the related costs which they are intended to compensate. They are presented as a reduction of the corresponding expenses in the item “Research and development expenses, net” in the statement of operations.

Refundable grants are presented in the statement of financial position as “Other non-current liabilities”.

Earnings per share

20 — Earnings per share

Basic per share amounts are calculated by dividing net income for the year attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share amounts are calculated by dividing the net income attributable to ordinary equity holders of the Company and adjusted for the after-tax amounts of preference dividends, differences arising on the settlement of preferences shares, and other similar effects of preference shares classified as equity, by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on the conversion of convertible bonds, the exercise of stock options and shares from performance share plans.